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                                                                    Exhibit 10.1

                                 Loan Number 20-                        [99-407]

                           AMENDMENT TO LOAN DOCUMENTS


         This AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made this 27th day of April, 2000, among HELLER HEALTHCARE FINANCE, INC., a Delaware corporation formerly known as HCFP FUNDING, INC. ("Lender") and BALANCED CARE CORPORATION (a Delaware corporation referred to herein as "Guarantor"), BALANCED CARE REALTY AT STATE COLLEGE, INC., BALANCED CARE REALTY AT ALTOONA, INC., BALANCED CARE REALTY AT LEWISTOWN, INC., BALANCED CARE REALTY AT READING, INC., BALANCED CARE REALTY AT BERWICK, INC., BALANCED CARE REALTY AT PECKVILLE, INC., BALANCED CARE REALTY AT SCRANTON, INC., BALANCED CARE REALTY AT MARTINSBURG, INC., BALANCED CARE REALTY AT MAUMELLE, INC., BALANCED CARE REALTY AT SHERWOOD, INC., BALANCED CARE REALTY AT MOUNTAIN HOME, INC., and BALANCED CARE REALTY AT MANSFIELD, INC. (all Delaware corporations collectively referred to herein as "Outlook Pointe Borrowers"), BCC AT DARLINGTON, INC., BALANCED CARE AT EYERS GROVE, INC., BALANCED CARE AT BUTLER, INC., BALANCED CARE AT SARVER, INC., and BALANCED CARE AT NORTH RIDGE, INC. (all Delaware corporations collectively referred to herein as "BCC Borrowers"). The Outlook Pointe Borrowers and BCC Borrowers are collectively referred to herein as "Borrowers."

                                    RECITALS:

         A. Lender has made available to BCC Borrowers a revolving credit facility in the maximum principal amount of $12,000,000 (the "Revolving Credit Facility") subject to the terms and conditions contained in a Loan and Security Agreement dated April 22, 1999, as amended by an Amendment No. 1 to Loan and Security Agreement dated July 1, 1999 (the "First Amendment"), an Amendment No. 2 to Loan and Security Agreement dated July 29, 1999 (the "Second Amendment"), and an Amendment No. 3 to Loan and Security Agreement dated December 31, 1999 (the "Third Amendment"), all among the Lender and BCC Borrowers (as well as other entities that have since been released from the terms and conditions of the Loan and Security Agreement as amended). The Loan and Security Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is referred to herein as the "Loan and Security Agreement." The Loan and Security Agreement and all other loan documents executed in connection with the Loan and Security Agreement and the
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Revolving Credit Facility are collectively referred to herein as the "Revolving
Credit Facility Loan Documents."

         B. Lender has also made a loan (the "Outlook Pointe Loan") of Thirty-Two Million and No/100 Dollars ($32,000,000.00) to Outlook Pointe Borrowers subject to the terms and conditions contained in a Loan Agreement dated December 30, 1999, between Lender and Outlook Pointe Borrowers (the Loan Agreement, including all exhibits thereto and the Senior Housing Rider of even date therewith, as amended from time to time, is referred to herein as the "Loan Agreement"). The Outlook Pointe Loan is evidenced by a Promissory Note A of even date with the Loan Agreement in the original principal amount of Twenty-Five Million Six Hundred Thousand and No/100 Dollars ($25,600,000.00) ("Note A") and by a Subordinated Promissory Note B of even date with the Loan Agreement in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) ("Note B") (Note A and Note B and all amendments thereto and substitutions therefor are hereinafter referred to collectively as the "Note").

         C. As additional security for the Outlook Pointe Loan, Guarantor has executed and delivered a Guaranty dated December 30, 1999, in favor of Lender (as amended from time to time, the "Guaranty").

         D. Also in connection with the Outlook Pointe Loan, Guarantor and Outlook Pointe Borrowers have executed and delivered a Hazardous Materials Indemnity Agreement dated December 30, 1999, in favor of Lender (as amended from time to time, the "Environmental Indemnity"). (The Loan Agreement, the Guaranty, and the Environmental Indemnity, the New Note (as defined below), together with all mortgages, deeds of trust and other documents and instruments executed and delivered by one or more of the Outlook Pointe Borrowers or the Guarantor in connection the Outlook Pointe Loan, are collectively referred to herein as the "Outlook Pointe Loan Documents," and the Outlook Pointe Loan Documents, collectively with the Revolving Credit Facility Loan Documents, are referred to herein as the "Loan Documents.") Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement.

         E. Also in connection with the Outlook Pointe Loan, Lender, Guarantor, Outlook Pointe Borrowers, and various other entities have entered into a Subordination Agreement dated April 18, 2000 (the "Subordination Agreement"), addressing debt that is junior to the Outlook Pointe Loan.



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         F. Lender has agreed to increase the Outlook Pointe Loan amount by Five
Million and No/100 Dollars ($5,000,000.00) (the "New Funds") to Thirty-Seven Million and No/100 Dollars ($37,000,000.00) and in consideration thereof requires Borrowers and Guarantor to enter into this Amendment amending the Loan Documents. In conjunction with this Amendment, Outlook Pointe Borrowers have executed and delivered to Lender an Amended and Restated Promissory Note A (the "New Note A"), an Amended and Restated Promissory Note B (the "New Note B")
(said amended and restated promissory notes collectively referred to herein as the "New Note"), and amendments to the mortgages and deeds of trust constituting Outlook Pointe Loan Documents (the "Outlook Pointe Mortgages"), all of even date herewith. In conjunction with this Amendment, BCC Borrowers have executed and delivered to Lender amendments to the mortgages and deeds of trust constituting Revolving Credit Facility Loan Documents (the "Revolving Credit Facility Mortgages").

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual conditions and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lender, the Borrowers and Guarantor hereby agree as follows:

         1. Conditions Precedent. Lender's obligation to disburse the New Funds is subject to satisfaction of all of the following conditions:

                  A. Lender shall have received the following documents, all in form and substance reasonably satisfactory to Lender:

                           (i) this Amendment;

                           (ii) the New Note; and

                           (iii) amendments to the Outlook Pointe Mortgages and
the Revolving Credit Facility Mortgages (the "Mortgage Amendments");

                  B. Lender shall have received an endorsement to each existing Title Policy reasonably acceptable to Lender dating down the Title Policy to the date hereof and increasing the coverage amount to the new Loan Allocation Amount for each Property set forth as the "Total Loan Allocation" amount in Exhibit A attached hereto;



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                  C. Borrower shall have paid Lender a commitment fee in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00), which commitment fee shall be nonrefundable and shall be deemed fully earned upon receipt, and the balance due of which Lender acknowledges shall be Seventy-Five Thousand and No/100 Dollars ($75,000.00) (reflecting a credit of the good faith deposit in the amount of Twenty-five Thousand and No/100 Dollars ($25,000.00)) provided that all of the requirements have been met as set forth in Section 33 (Good Faith Deposit and Commitment Fee) of the Application for Loan dated March 31, 2000, from Guarantor;

                  D. Lender shall have determined that the annualized Net Operating Income (as defined in Schedule I attached to the Loan Agreement) of the Project is at least Five Million and No/100 Dollars ($5,000,000);

                  E. Lender shall have received such opinions of counsel to Borrowers as Lender may reasonably require; and

                  F. Lender shall have received such other items as Lender may reasonably require.

         2. Payment of Expenses. At the time of Lender's disbursement of the New Funds, Outlook Pointe Borrowers shall pay all Expenses (as defined below) incurred by Lender in connection with the transaction contemplated by this Amendment, including without limitation, Lender's expenses incurred in the negotiation and documentation related to the New Funds and this Amendment. For the purposes hereof "Expenses" means all reasonable expenditures and expenses that may be paid or incurred by or on behalf of Lender, including attorneys' fees (of outside and inside counsel), engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing fees and expenses, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Project (as defined in the Loan Agreement), stamp taxes, mortgage taxes, intangibles taxes, and costs for procuring any abstracts of title, title searches, lien and UCC searches, and examination, title insurance policies and endorsements, Torrens' Certificates (if applicable), and similar data and assurances with respect to title as Lender may deem reasonably necessary.

         3. The New Funds shall not constitute Gross Revenue for purposes of calculating Net Cash Flow under the Loan Agreement, nor shall any Expenses, commitment fees or other expenses incurred by the Outlook Pointe Borrowers in connection


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with the loan of the New Funds constitute an "operating expense" for purposes of calculating Net Cash Flow.

         4. Section 1.9 (Exit Fee) of the Loan Agreement is replaced in its entirety with following language:

                  Exit Fee. As additional consideration for the Loan, Borrowers, on the date payment in full of the Loan is made, shall pay to Lender an amount (the "Final Exit Fee") equal to (A) One Million Two Hundred Sixty Thousand and No/100 Dollars ($1,260,000.00) if payment in full is made on or after October 1, 2000, otherwise Five Hundred Twenty Thousand and No/100 Dollars ($520,000.00), (B) less the sum of the Proportionate Exit Fees, if any, paid to Lender under Section 2.2 below. The Proportionate Exit Fees, if any, payable to Lender and the Final Exit Fee payable to Lender are collectively referred to as the "Exit Fee."

         5. All references to the "Loan" in the Outlook Pointe Loan Documents, including without limitation the Guaranty and Environmental Indemnity, shall include the loan of the New Funds hereunder. Each "Loan Allocation Amount" listed on Exhibit A of the Loan Agreement is replaced with the amount described on Exhibit A attached hereto as the "Total Loan Allocation" assigned to that Property. The two amounts shown as the "Proportionate Exit Fee" for each Property, as listed on Exhibit A of the Loan Agreement, are replaced with the two amounts described on Exhibit A attached hereto as the "Total Exit Fee" assigned to that Property.

         6. All references in the Loan Documents to any of the Outlooke Pointe Loan Documents shall mean the applicable Outlook Pointe Loan Document, as amended hereby and by the Mortgage Amendments, New Note A, New Note B or the New Note, as applicable.

         7. All references in the Loan Documents to any of the Revolving Credit Facility Loan Documents shall mean the applicable Revolving Credit Facility Loan Document as amended hereby and by the Mortgage Amendments.

         8. Except as expressly provided herein, in the New Note and in the Mortgage Amendments, the Loan Documents (including without limitation the Guaranty, Environmental Indemnity, Subordination Agreement, and the undated Consent Form with attached letter dated February 16, 2000, to Lender and Heller Financial, Inc. from Balanced Care Corporation) shall



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remain unmodified and in full force and effect and are hereby ratified and confirmed as amended by this Amendment.

         9. The provisions of this Amendment that pertain to the Outlook Pointe Loan, the Outlook Pointe Loan Documents, and the Outlook Pointe Borrowers shall be governed by and construed in accordance with the internal laws of the State of Illinois. The provisions of this Amendment that pertain to the Revolving Credit Facility, the Revolving Credit Facility Loan Documents, and the BCC Borrowers shall be governed by and construed in accordance with the internal laws of the State of Maryland.

         (Signature pages follow.)




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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

                                      OUTLOOK POINTE BORROWERS:

                                      BALANCED CARE REALTY AT STATE
                                      COLLEGE, INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT ALTOONA,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT LEWISTOWN,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT READING,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT BERWICK,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary



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                                      BALANCED CARE REALTY AT PECKVILLE,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT SCRANTON,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT MARTINSBURG,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT MAUMELLE,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT SHERWOOD,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE REALTY AT MOUNTAIN
                                      HOME, INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary



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                                      BALANCED CARE REALTY AT MANSFIELD,
                                      INC., a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary


                                      BCC BORROWERS:

                                      BCC AT DARLINGTON, INC.,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT EYERS GROVE, INC.,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT BUTLER, INC.,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT SARVER, INC.,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary



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                                      BALANCED CARE AT NORTH RIDGE, INC.,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary


                                      GUARANTOR:

                                      BALANCED CARE CORPORATION,
                                      a Delaware corporation

                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Senior Vice President and Legal
                                      Counsel & Assistant Secretary

                                      LENDER:

                                      HELLER HEALTHCARE FINANCE, INC.,
                                      a Delaware corporation formerly
                                      known as HCFP FUNDING, INC.


                                      By /s/Kevin J. McMeen
                                      Name Kevin J. McMeen
                                      Its Sr. V.P.

         Accepted and agreed to on the date first set forth above.



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                                      MANAGERS OF PROJECTS:

                                      BCC AT STATE COLLEGE, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      TC REALTY OF ALTOONA, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      TC REALTY OF LEWISTOWN, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      TC REALTY OF READING, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary



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                                      TC REALTY OF BERWICK, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BLACK BOX OF PECKVILLE, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      TC REALTY CORPORATION III,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT MARTINSBURG, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT MAUMELLE, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary



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                                      BALANCED CARE AT SHERWOOD, INC.,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      BALANCED CARE AT MOUNTAIN HOME,
                                      INC., a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary

                                      TC REALTY CORPORATION II,
                                      a Delaware corporation


                                      By /s/Robin L. Barber
                                      Printed Name Robin L. Barber
                                      Its Vice President and Secretary




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